EXHIBIT 32.1

                              CERTIFICATION PURSUANT TO
                                18 U.S.C. SECTION 1350,
                                AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Science Dynamics Corporation
(the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan C. Bashforth, Chief Executive Officer, President and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section
906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Dated: April 8, 2004



                                         /s/ Alan C. Bashforth
                                         ----------------------------------
                                         Name: Alan C. Bashforth
                                         Title: Chief Executive Officer and
                                         Acting Chief Financial Officer